Forward Air Corporation Earnings Presentation 1Q26 May 7, 2026

E a r n i n g s P r e s e n t a t i o n Statements & Disclaimers Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward-looking statements included in this presentation relate to: expectations regarding customer demand for services of Forward Air Corporation (“Forward,” “we,” “us” or “our”); our outlook on the freight market; our expectations regarding operational and administrative transformations after the Omni acquisition; our projections with respect to revenue growth following the realization of such synergies; our goals to achieve sustainable growth and long-term profitability; and our future debt service requirements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. The following is a list of factors, among others, that could cause actual results to differ materially from those contemplated by the forward-looking statements: economic factors such as recessions, inflation, higher interest rates and downturns in customer business cycles, the outcome of our review of strategic alternatives; our ability to execute on a strategic sale of non-core assets; our ability to achieve ongoing strategic, financial and other benefits as we continue to transform our business after the acquisition of Omni Logistics, including the realization of expected synergies and the achievement of deleveraging targets within the expected timeframes or at all; the risk of customer loss; the risk of management and employee loss; the creditworthiness of our customers and their ability to pay for services rendered; our inability to maintain our historical growth rate because of a decreased volume of freight or decreased average revenue per pound of freight moving through our network; the availability and compensation of qualified Leased Capacity Providers and freight handlers as well as contracted, third-party carriers needed to serve our customers’ transportation needs; our inability to manage our information systems and the occurrence of cybersecurity risks and events; market acceptance of our service offerings, claims for property damage, personal injuries or workers’ compensation, enforcement of and changes in governmental regulations, environmental, tax, insurance and accounting matters, the handling of hazardous materials, changes in fuel prices, loss of a major customer, increasing competition, and pricing pressure, evolving macroeconomic factors, including the imposition of additional tariffs, potential escalation from trading partners, the uncertainty surrounding trade policy, including the extent to which increased tariffs will affect our operations and strategic plan, and our limited visibility into the impact of tariffs on third-party shipments, our dependence on our senior management team and the potential effects of changes in employee status, seasonal trends, the occurrence of certain weather events, restrictions in our charter and bylaws and the risks described in our Annual Report on Form 10-K for the year ended December 31, 2025, and as may be identified in our subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. We caution readers that any forward-looking statement made by us in this presentation is based only on information currently available to us and they should not place undue reliance on any forward-looking statement, which reflect management's opinion as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise unless required by law. Non-GAAP Measures To supplement the financial measures prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), we have included Adjusted EBITDA, Adjusted EBITDA Margin %, Consolidated EBITDA, Consolidated EBITDA Margin %, Net Leverage Ratio, Net Debt, Reported EBITDA, Reported EBITDA Margin %, LTM Reported EBITDA, LTM Reported EBITDA Margin, Unlevered Free Cash Flow, Operating Cash Flow, Excluding Impairment of Goodwill, each a non-GAAP financial measure (each, a “Non-GAAP Measure”), in this presentation. The reconciliation of each Non-GAAP Measure to the most directly comparable financial measure calculated and presented in accordance with GAAP can be found in the Appendix to this presentation. Because each Non-GAAP Measure excludes certain items as described herein, it may not be indicative of the results that Forward expects to recognize for future periods. As a result, each Non-GAAP Measure should be considered in addition to, and not a substitute for, financial information prepared in accordance with GAAP. The Company is also providing Consolidated EBITDA, Liquidity, and Net Leverage Ratio calculated in accordance with Forward’s credit agreement as we believe it provides investors with important information regarding our liquidity, financial condition and compliance with our obligations under our credit agreement. 2

01 Combined Overview 02 1Q26 Results 03 Liquidity, Leverage and Cash Flow 04 Investment Rationale 05 Closing Summary 06 Appendix E a r n i n g s P r e s e n t a t i o n Agenda 3

E a r n i n g s P r e s e n t a t i o n Combined Overview 4

C o m b i n e d O v e r v i e w Who We Are: A Story of Transformation and Excellence Our Heritage Forward Air's revolutionary expedited ground freight network, established in 1981, and Omni’s innovative logistics solutions, founded in 2000, represent decades of excellence in logistics innovation. Our Combined Strength Together, we have created a logistics powerhouse that combines Forward Air's robust North American LTL network with Omni's global logistics solutions, delivering unprecedented value and capabilities to our customers. Our Future This strategic union positions us as a leading force in global logistics, offering comprehensive solutions that span continents and streamline supply chains. 5

Combined Overview

By the Numbers

All figures for FY25

$2.5B
FY 2025 Revenue

$307M
FY 2025 CEBITDA[1]

6K+
Total Employees

2K+
Freight Handlers[2]

3.7M+
Total Shipments[3]

0.1%
Claims Ratio[4]

230+
Global Facilities

21
Countries

1. Consolidated EBITDA ("CEBITDA"). Reconciliation of Non-GAAP financial measures available in the Appendix.
2. Freight handlers included in Total Employees.
3. Total Ground, Intermodal, Air and Ocean shipments per year managed by Expedited Freight, Omni Logistics and Intermodal segments.
4. Combined claims ratio for Expedited Freight and Omni Logistics. Calculated as claims amount paid divided by revenue for FY25.

Forward | Omni Logistics
6

Combined Overview

Our key product groups provide end-to-end capabilities

All figures for FY25


~ 63%
of revenue
Forward

Ground Transportation

- Expedited Less Than Truckload (LTL) Services
- Full Truckload (FTL) Shipping
- Brokerage Services
- Pickup and Delivery
- Cross border trucking services
- Container Freight Station
- Flatbed transportation
- Oversized and specialized equipment
- High Value Cargo
- Hand Carry


~ 13%
of revenue

Air & Ocean Customs

- Next Flight Out /Time Critical/ Hand Carry
- Express Air - 3 to 5 day
- Economy Air - 5 to 8 day
- Customs Brokerage
- Air Charter
- Full Container Load (FCL)
- Less than Container Load (LCL)
- Multimodal Air/Ocean/Ground Freight Solutions
- Project cargo (oversized/non-containerized)


~ 9%
of revenue

Intermodal Drayage

- Nationwide port and rail drayage of domestic and international containers
- Secured container storage
- Rail intermodal (domestic and international containers)
- Yard hostling / jockey services


~ 15%
of revenue

Contract Logistics

- Focus on high value, value-added services, supply chain solutions
- Servicing high-tech, data center, medical and complex verticals for supply chain and end customer distribution
- End-to-end capability for reverse logistics solutions including in-house sorting and repairs
- Product testing
- Wholesale fulfillment – Pick and pack
- eCommerce fulfillment services

Customs Brokerage
Free Trade Zone and Bonded Warehouse

Forward / Omni Logistics

- ■ Legacy Forward Expedited Freight and Intermodal, and Omni Logistics ground freight
- ■ Omni Logistics air and ocean forwarding, warehousing & distribution and value-added service

7

Combined Overview

Scalable global footprint

All figures for FY25


FY25 Revenue % by Customer Region[1]
United States
Americas (ex U.S.)
APAC
EMEA
~2%
~8%
<1%
~90%

- **~10%** of revenue generated outside of the United States[1]
- **230+** global facilities in **21** countries
- No single customer represents more than **10%** of revenue
- Top 10 customers account for **~28%** of revenue

1. Approximated split based on consolidated FY25 revenues by country from shipments directly transported under our control.

Forward | Omni Logistics

8

E a r n i n g s P r e s e n t a t i o n 1Q26 Results 9

1 Q 2 6 R e s u l t s 1Q26 Highlights 1Q26 $582 Revenue $20 Operating Income $70 Consolidated EBITDA1 12.1% Margin $402 Liquidity 5.4x LTM Net Leverage2 10 1. Reconciliation of Non-GAAP financial measures available in the Appendix. 2. Calculated pursuant to Senior Secured Loan Credit Agreement. Details in the Liquidity, Leverage and Cash Flow section of this presentation. In millions, except for LTM Net Leverage

$613 $619 $632 $631 $582 1Q25 2Q25 3Q25 4Q25 1Q26 1 Q 2 6 R e s u l t s | C o n s o l i d a t e d Consolidated Results by Quarter 1. Reconciliation of Non-GAAP financial measures available in the Appendix. Calculated pursuant to the Senior Secured Loan Credit Agreement. Revenue Consolidated EBITDA1 & Consolidated EBITDA Margin %1 11 In millions, except for margin 2 22 2 2 2 2 2 $73 $78 $79 $77 $70 11.9% 12.6% 12.5% 12.2% 12.1% 1Q25 2Q25 3Q25 4Q25 1Q26

1 Q 2 6 R e s u l t s | E x p e d i t e d F r e i g h t Expedited Freight Segment Results by Quarter 1. Segment totals do not include intercompany eliminations or corporate unallocated expenses. 2. Reconciliation of Non-GAAP financial measures available in the Appendix. Excludes impairment of goodwill. Segment Revenue1 Reported EBITDA2 & Reported EBITDA Margin2 12 In millions, except for margin $249 $258 $259 $247 $273 1Q25 2Q25 3Q25 4Q25 1Q26 $26 $30 $30 $25 $28 10.4% 11.6% 11.5% 10.1% 10.4% 1Q25 2Q25 3Q25 4Q25 1Q26

1 Q 2 6 R e s u l t s | E x p e d i t e d F r e i g h t Expedited Freight Segment: Year over year pricing and margin 13 Revenue per CWT, ex fuel1,2 & Reported EBITDA Margin3 Revenue per Shipment, ex fuel1,2 & Reported EBITDA Margin3 $24.76 $24.82 $24.98 $24.30 $24.50 10.4% 11.6% 11.5% 10.1% 10.4% 1Q25 2Q25 3Q25 4Q25 1Q26 Revenue per CWT, ex fuel Reported EBITDA Margin -1.1% $208 $209 $210 $206 $212 10.4% 11.6% 11.5% 10.1% 10.4% 1Q25 2Q25 3Q25 4Q25 1Q26 Revenue per Shipment, ex fuel Reported EBITDA Margin +2.1% 1. Excludes accessorial and Truckload products. 2. Includes intercompany revenue between the Network and Truckload revenue streams. 3. Reconciliation of Non-GAAP financial measures available in the Appendix. • In 1Q26, lapped the pricing action completed in 1Q25 • Reported EBITDA margin of 10.4% consistent year-over-year • Increase in revenue per shipment, ex fuel favorably impacted by 3.2% increase in weight per shipment

1 Q 2 6 R e s u l t s | E x p e d i t e d F r e i g h t Expedited Freight Segment Financial Results 1Q 2026 1Q 2025 Change Revenue $273 $249 9.4% Operating Income $20 $16 28.2% Operating Ratio 92.6% 93.7% 1.1% Reported EBITDA $28 $26 9.0% Reported EBITDA Margin 10.4% 10.4% 0.0% 11.0 LTL Shipments per Workday1 LTL Tonnage per Workday1 LTL Revenue per Shipment ex-fuel 9,499 $212 In millions, except for margin 14 1. In thousands

0.18% 0.14% 0.12% 0.13% 0.13% 0.15% 0.12% 0.11% 0.08% 2021 2022 2023 2024 1Q25 2Q25 3Q25 4Q25 1Q26 1 Q 2 6 R e s u l t s | E x p e d i t e d F r e i g h t Expedited Freight Segment: Continued superior service 15 Expedited Freight Segment Claims Ratio1 • Industry-leading claims ratio of ~0.1% • Superior service to 96% of all continental United States zip codes • Maintaining priority focus on customer service during integration and transformation 1. Expedited Freight segment only. Calculated as claims amount paid divided by revenue.

1 Q 2 6 R e s u l t s | O m n i L o g i s t i c s Omni Logistics Segment Results by Quarter Reported EBITDA2 & Reported EBITDA Margin %2Segment Revenue1 16 1. Segment totals do not include intercompany eliminations or corporate unallocated expenses 2. Reconciliation of Non-GAAP financial measures available in the Appendix. Excludes impairment of goodwill. $323 $328 $340 $360 $302 1Q25 2Q25 3Q25 4Q25 1Q26 In millions, except for margin $26 $30 $33 $36 $25 7.9% 9.0% 9.6% 10.0% 8.3% 1Q25 2Q25 3Q25 4Q25 1Q26

Omni Segment Financial Results 1Q 2026 1Q 2025 Change Revenue $302 $323 (6.5%) Operating Income $1 $3 NM Operating Ratio 99.8% 99.0% (0.8%) Reported EBITDA $25 $26 (1.5%) Reported EBITDA Margin 8.3% 7.9% 0.4% 1 Q 2 6 R e s u l t s | O m n i L o g i s t i c s In millions, except for margin 17

1 Q 2 6 R e s u l t s | I n t e r m o d a l Intermodal Segment Results by Quarter 1. Segment totals do not include intercompany eliminations or corporate unallocated expenses 2. Reconciliation of Non-GAAP financial measures available in the Appendix. Reported EBITDA2 & Reported EBITDA Margin %2Segment Revenue1 $62 $59 $58 $51 $53 1Q25 2Q25 3Q25 4Q25 1Q26 In millions, except for margin 18 $10 $9 $8 $7 $5 16.4% 15.1% 14.5% 14.2% 10.1% 1Q25 2Q25 3Q25 4Q25 1Q26

Intermodal Segment Financial Results 1Q 2026 1Q 2025 Change Revenue $53 $62 (15.0%) Operating Income $1 $6 (77.9%) Operating Ratio 97.7% 91.1% (6.6%) Reported EBITDA $5 $10 (47.6%) Reported EBITDA Margin 10.1% 16.4% (6.3%) 51,476 Drayage Shipments Drayage Revenue per Shipment $876 1 Q 2 6 R e s u l t s | I n t e r m o d a l 19

E a r n i n g s P r e s e n t a t i o n Liquidity, Leverage and Cash Flow 20

1Q25 2Q25 3Q25 4Q25 1Q26 Change in Unrestricted Cash $11 ($21) $45 ($34) $35 (+) Debt Service 25 59 24 58 23 (+) Term Loan Paydown 0 0 0 0 0 (-) LC Release 0 0 0 0 0 Unlevered Free Cash Flow1 $37 $38 $70 $24 $58 (+) Transaction/Integration Fees 9 14 10 8 0 (+) Earnouts & Purchase Price Adjustments 0 0 0 0 0 Operating Cash Flow1 $46 $52 $79 $32 $58 $46 $52 $79 $32 $58 1Q25 2Q25 3Q25 4Q25 1Q26 L i q u i d i t y , L e v e r a g e a n d C a s h F l o w Resilient cash generation despite freight recession 1. Non-GAAP financial metrics. “Operating Cash Flow” and “Unlevered Free Cash Flow” represent the change in Unrestricted Cash less discrete items identified on this slide. 2. Includes remaining Transaction & Integration Fees. 21 • Asset-light business model with meaningful upside as cost savings measures are recognized Operating Cash Flow1 In millions 2

Liquidity, Leverage and Cash Flow

1Q26 Cash Bridge

In millions


Change in Unrestricted Cash
$106
$58
($23)
$141
12/31 Unrestricted Cash Balance
Operating Cash Flow1, 2
Debt Service
3/31 Unrestricted Cash Balance

- Operating cash flow[1, 2] of $58M in 1Q26 compared to $37M in 1Q25
- Unrestricted cash balance increased $35M from 4Q25 to 1Q26

Forward / Omni Logistics

1. Non-GAAP financial metric. "Operating Cash Flow" represents the change in Unrestricted Cash less discrete items identified on this slide.
2. Includes remaining Transaction & Integration Fees.

22

$277 $273 $273 $261 $261 $101 $79 $123 $91 $115 <$1 <$1 <$1 $15 $16 $17 $15 $26 1Q25 2Q25 3Q25 4Q25 1Q26 L i q u i d i t y , L e v e r a g e a n d C a s h F l o w Liquidity and Leverage Net Leverage1 Net Leverage Ratio1 Required Covenant Leverage Ratio1 Net Cash1,3 Revolving Credit Facility4 Restricted Cash Deduction Foreign Subsidiary Deduction * 23 * * * * 1. Calculated pursuant to Senior Secured Loan Credit Agreement. 2. Includes Term Loan, Senior Secured Notes, and Revolving Credit Facility, excludes finance leases. 3. Excludes foreign subsidiaries and restricted cash. 4. Undrawn revolver balance. 5. Totals may not foot due to rounding. 6. 1Q25 through 3Q25 ratios have been updated to reflect proforma EBITDA add-backs of cost saving initiatives taken in 3Q25 and 4Q25. In millions 5.2x 5.5x 5.4x 5.5x 5.4x 6.25x 1Q25 2Q25 3Q25 4Q25 1Q26 Liquidity5 $393 $368 $413 $367 $402 Gross Cash* $117 $95 $140 $106 $141 in millions 1Q25 2Q25 3Q25 4Q25 1Q26 Term Loan B $1,045 $1,045 $1,045 $1,045 $1,045 Senior Sec. Notes $725 $725 $725 $725 $725 First Lien Debt2 $1,770 $1,770 $1,770 $1,770 $1,770 Net Cash1,3 $101 $78 $123 $91 $115 Net Debt $1,669 $1,692 $1,647 $1,679 $1,654 Consolidated LTM EBITDA1.6 $321 $310 $303 $307 $304 Net Leverage Ratio1 5.2x 5.5x 5.4x 5.5x 5.4x

L i q u i d i t y , L e v e r a g e a n d C a s h F l o w No debt maturities over the next 4 years 1. Credit Facility undrawn as of 3/31/2026 other than $39 million letters of credit issued through facility. 24 $300 $1,045 $725 2026 2027 2028 2029 (Jan) 2030 (Dec) 2031 (Oct) Revolving Credit Facility First Lien Term Loan Senior Secured Notes No Long-Term Debt Maturities Until December 2030 Debt maturities by year In millions

E a r n i n g s P r e s e n t a t i o n Investment Rationale 25

Investment Rationale

Laying the foundation for future profitable growth

Strong brand, customer value proposition and loyalty	Robust North American LTL network with international logistics capabilities Superior service with consistently low claims ratio of 0.1%[1]
Differentiated and diversified solutions with global scale	Highly customizable and specialized service offering of vertically-integrated solutions Scalable growth with over 230 global facilities in 21 countries
Rationalized cost structure poised for profitable growth	Asset-light business model with normalizing free cash flow generation Improved consolidated Reported EBITDA margin, excluding goodwill, by 320 basis points in 2025 compared to 2024[2]

1. Combined claims ratio for Expedited Freight and Omni as of FY25. Calculated as claims amount paid divided by revenue for FY25.
2. Reconciliation of Non-GAAP financial measures available in the Appendix. Excludes impairment of goodwill.

Forward // Omni Logistics

26

7.3% 7.8% 7.4% 7.6% 8.4% 31.4% 23.4% 18.6% 14.1% 11.2% 10.9% 10.4% 9.2% 5.5% 5.3% 4.2% 0.6% 15.1% 14.3% 13.6% 13.3% 11.1% 1Q25 2Q25 3Q25 4Q25 1Q26 Comp 1 Comp 2 Comp 3 Comp 4 Comp 5 Comp 1 Comp 2 Comp 3 Comp 4 Comp 5 Comp 1 Comp 2 Comp 3 Comp 4 I n v e s t m e n t R a t i o n a l e Meaningful upside as we close margin gap with peers 1. For comparability purposes, Reported EBITDA Margin is calculated as Operating Income plus depreciation & amortization and impairment of goodwill. 2. Using 4Q25 LTM figures for peers and Forward Air segments. 3. Segment averages are weighted based on revenue (excludes Forward segments). 4. Reconciliation of Non-GAAP financial measures available in the Appendix. 19.7% Average3 5.2% Average3 13.1% Average3 27 Forward Consolidated Less-than-Truckload 3PL / Freight Forwarders Truckload / Intermodal LTM Reported EBITDA margin1,4 LTM 4Q25 Peer and Forward Segment Reported EBITDA Margin1,2 Ex pe di te d Fr ei gh t O m ni Lo gi st ic s In te rm od al C om bi ne d LTM 4Q25 Peers versus FWRD by segment

E a r n i n g s P r e s e n t a t i o n Closing Summary 01 Recognized for delivering award winning service 02 Expedited Freight segment’s first quarter Reported EBITDA results improved year-over-year and sequentially 03 Omni Logistics segment improved Reported EBITDA margin year-over- year 04 Liquidity remains strong increasing to over $400 million 05 Seeing the benefits of diversified product portfolio 28

E a r n i n g s P r e s e n t a t i o n Appendix 29

Appendix

Net Income to Adjusted and Consolidated EBITDA Reconciliation

In millions, except for margin

Adjusted & Consolidated EBITDA Reconciliation	1Q25	2Q25	3Q25	4Q25	1Q26	LTM (3/31/2026)
Net (loss) income from continuing operations	($61)	($20)	($24)	($36)	($40)	($121)
Interest expense	46	45	45	45	44	179
Income tax (benefit) expense	20	(17)	0	(9)	2	(23)
Depreciation and amortization	37	37	38	41	39	154
Reported EBITDA[1,2]	**$41**	**$45**	**$59**	**$41**	**$44**	**$189**
Impairment of goodwill	--	--	--	--	--	--
Transaction and integration costs	14	6	6	6	3	20
Change in TRA Liability	--	7	(6)	(3)	17	15
Severance costs	2	1	3	1	1	5
Optimization project costs	1	1	1	--	(0)	2
Abandoned software project costs	--	--	--	20	--	20
Other	11	14	12	11	7	44
Adjusted EBITDA[1,2]	**$69**	**$74**	**$75**	**$76**	**$70**	**$294**
Pro forma synergies	--	--	--	--	--	--
Pro forma savings	--	--	--	--	--	--
Adjusted EBITDA Excluding Cost Reduction[1,2]	**$69**	**$74**	**$75**	**$76**	**$70**	**$294**
3Q 2025 Cost Reduction Initiatives	3	3	3	--	--	6
4Q 2025 Cost Reduction Initiatives	1	1	1	1	--	4
Consolidated EBITDA[1,2]	**$73**	**$78**	**$79**	**$77**	**$70**	**$304**
Consolidated First Lien Indebtedness						1,770
Net Cash & Cash Equivalents						(115)
Net Debt						**$1,654**
Consolidated First Lien Net Leverage Ratio						*5.4x*

Forward | Omni Logistics

1. Segment totals do not include intercompany eliminations or corporate unallocated expenses.
2. Totals may not foot due to rounding.

30

A p p e n d i x Segment Performance – Expedited Freight 31 1. Segment totals do not include intercompany eliminations or corporate unallocated expenses. 2. Totals may not foot due to rounding. In millions, except for margin Expedited Freight1,2 1Q25 2Q25 3Q25 4Q25 1Q26 LTM 1Q26 Operating revenue $249 $258 $259 $247 $273 $1,036 Operating expenses Purchased transportation 121 124 125 122 142 513 Salaries, wages, and employee benefits 53 54 54 50 56 213 Operating leases 15 17 16 16 16 64 Depreciation and amortization 10 10 10 10 8 39 Insurance and claims 10 11 10 9 10 41 Fuel expense 2 3 2 2 2 9 Other operating expenses 22 19 21 24 19 83 Total operating expenses 234 238 239 232 253 962 Income (loss) from operations $16 $20 $19 $15 $20 $74 (+) Depreciation and amortization 10 10 10 10 8 39 Reported EBITDA $26 $30 $30 $25 $28 $113 Reported EBITDA Margin % 10.4% 11.6% 11.5% 10.1% 10.4% 10.9%

A p p e n d i x Segment Performance – Omni Logistics 32 1. Segment totals do not include intercompany eliminations or corporate unallocated expenses. 2. Totals may not foot due to rounding. 3. Reported EBITDA and Reported EBITDA Margin shown excluding impairment of goodwill. In millions, except for margin Omni Logistics1,2 1Q25 2Q25 3Q25 4Q25 1Q26 LTM 1Q26 Operating revenue $323 $328 $340 $360 $302 $1,330 Operating expenses Purchased transportation 186 185 196 208 169 758 Salaries, wages, and employee benefits 57 62 58 55 53 229 Operating leases 27 26 30 32 28 115 Depreciation and amortization 22 22 23 26 24 96 Insurance and claims 3 1 (0) 1 0 3 Fuel expense 1 1 1 1 1 3 Other operating expenses 25 24 22 27 26 99 Impairment of goodwill - - - - - - Total operating expenses 320 321 330 350 302 1,303 Income (loss) from operations $3 $7 $10 $10 $1 $27 (+) Impairment of goodwill - - - - - - Adjusted income (loss) from operations $3 $7 $10 $10 $1 $27% (+) Depreciation and amortization 22 22 23 26 24 96 Reported EBITDA3 $26 $30 $33 $36 $25 $123 Reported EBITDA Margin %3 7.9% 9.0% 9.6% 10.0% 8.3% 9.3%

A p p e n d i x Segment Performance – Intermodal 33 1. Segment totals do not include intercompany eliminations or corporate unallocated expenses. 2. Totals may not foot due to rounding. In millions, except for margin Intermodal1,2 1Q25 2Q25 3Q25 4Q25 1Q26 LTM 1Q26 Operating revenue $62 $59 $58 $51 $53 $221 Operating expenses Purchased transportation 20 20 19 17 19 76 Salaries, wages, and employee benefits 16 15 14 12 14 55 Operating leases 6 5 6 5 6 22 Depreciation and amortization 5 5 4 4 4 17 Insurance and claims 3 3 3 3 3 12 Fuel expense 2 2 2 1 2 8 Other operating expenses 5 4 5 5 4 18 Total operating expenses 57 55 54 48 52 209 Income (loss) from operations $6 $4 $4 $3 $1 $13 (+) Depreciation and amortization 5 5 4 4 4 17 Reported EBITDA $10 $9 $8 $7 $5 $30 Reported EBITDA Margin % 16.4% 15.1% 14.5% 14.2% 10.1% 13.6%

A p p e n d i x Consolidated LTM Financials by Quarter 34 1. Totals may not foot due to rounding. 2. Reported EBITDA and Reported EBITDA Margin shown excluding impairment of goodwill and changes in TRA liability In millions, except for margin Consolidated1 LTM 1Q25 LTM 2Q25 LTM 3Q25 LTM 4Q25 LTM 1Q26 Operating revenue $2,546 $2,521 $2,497 $2,495 $2,464 Operating expenses Purchased transportation 1,278 1,260 1,243 1,244 1,224 Salaries, wages, and employee benefits 549 551 549 536 509 Operating leases 192 195 199 204 205 Depreciation and amortization 150 138 150 153 154 Insurance and claims 67 68 63 59 57 Fuel expense 22 21 21 20 19 Other operating expenses 252 230 235 243 243 Impairment of goodwill 1,028 (64) (79) - - Total operating expenses 3,538 2,398 2,382 2,459 2,412 Income (loss) from operations ($992) $123 $115 $36 $52 (+) Impairment of goodwill 1,028 (64) (79) - - (+) Change in TRA Liability/Other 3 (9) (1) (3) (17) Adjusted income (loss) from operations $39 $50 $35 $33 35 (+) Depreciation and amortization 150 138 150 153 154 Reported EBITDA2 $189 $187 $185 $186 $189 Reported EBITDA Margin %2 7.4% 7.4% 7.4% 7.5% 7.7%

A p p e n d i x Expedited Freight Segment Operating Metrics 35 Shipments per Day1 Weight per Shipment Revenue per Shipment, excluding fuel1,2 In thousands In pounds 3.4% (2.3)% (9.0)% (10.9)% (15.4)% (12.3)% (9.0)% (4.3)% YoY % change 2.5% 4.5% 5.0% 1.6% 2.7% (1.9)% (1.2)% 3.2% YoY % change 3.7% 4.0% 4.0% 4.1% 4.6% 1.6% 1.2% 2.1% YoY % change 1. Excludes accessorial and Truckload products. 2. Includes intercompany revenue between the Network and Truckload revenue streams. 13.6 13.0 12.2 11.5 11.5 11.4 11.1 11.0 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 821 858 856 840 843 841 846 867 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 $200 $207 $203 $208 $209 $210 $206 $212 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26

Forward Air Corporation (NASDAQ: FWRD) IR Contact | Tony Carreño investorrelations@forwardair.com https://ir.forwardaircorp.com